UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       March 4, 2005 (February 24, 2005)

                        EL CAPITAN PRECIOUS METALS, INC.
             (Exact name of registrant as specified in its charter)


             NEVADA                  333-56262                  88-0482413
        (State or other        (Commission File Number)       (IRS Employer
        jurisdiction of                                     Identification No.)
         incorporation)

                         14301 N. 87TH STREET, SUITE 216
                            SCOTTSDALE, ARIZONA 85260
                    (Address of principal executive offices)

                                 (480) 607-7093
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE SOLE PURPOSE OF THIS AMENDMENT IS TO CORRECT AN INADVERTENT ERROR IN THE ORIGINAL FILING RELATING TO THE BUSINESS EXPERIENCE OF A RECENTLY ELECTED DIRECTOR, JOHN BLACK. ALL OTHER INFORMATION CONTAINED IN THE ORIGINAL FILING REMAINS THE SAME AND IS RESTATED BELOW AS CORRECTED.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On February 24, 2005, El Capitan Precious Metals, Inc. (the "Company") announced that its Board of Directors elected John Black and Ron Perkins as members of its Board of Directors, effective as of February 24, 2005. On February 28, the Board of Directors of the Company elected Bill Wilson and W. Pierce Carson as additional members of the Board of Directors, effective on such date.

      Mr. Black, age 57, is an entrepreneur who has founded and operated numerous private companies. Mr. Black currently serves as Managing Partner of Prime Fare, LLC. Prior to that he served as President of a division of InfoCure and President and founder of Pace Financial Corporation.

      Mr. Perkins, age 59, has been the Company's Vice President in charge of Administration, Marketing and Communication since January 2005. Previously, Mr. Perkins served as President and Chief Executive Officer of Pebble Technology, Inc., an Arizona company which marketed a product used to coat the interior of swimming pools.

      Mr. Wilson, age 47, is a principal in Two Dragons Group, LLC, specialized corporate financial and international investment firms with a cross-border focus on China. Prior to that and since 1999, he was Chief Executive Officer and Chief Financial Officer with a private company.

      Mr. Carson, age 62, is President, Chief Executive Officer and a director of Azco Mining Inc. Prior to that and since 2001, he was a consultant carrying out a variety of technical, management and financial consulting assignments for mining companies, with an emphasis on industrial minerals and precious metals projects.

      The Company has not entered into any written arrangements or agreements with Messrs. Black, Perkins, Wilson or Carson regarding compensation to be paid for services to the Company as directors. None of Messrs. Black, Perkins, Wilson, and Carson, or their respective immediate families, are a party to any other transactions or proposed transactions with the Company.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits

      Press Release dated February 24, 2005, attached hereto and incorporated herein by reference as Exhibit 99.1; and

      Press Release dated March 1, 2005, attached hereto and incorporated herein by reference as Exhibit 99.2

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EL CAPITAN PRECIOUS METALS, INC.


Date: March 4, 2005                    By: /s/ Charles C. Mottley
                                           --------------------------------
                                           Charles C. Mottley
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT


99.1     Press Release dated February 24, 2005

99.2     Press Release dated March 1, 2005